UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: March 28, 2007
(Date of earliest event reported)

                     ML-CFC Commercial Mortgage Trust 2007-5
                     ---------------------------------------
                         (Exact name of issuing entity)

                      Merrill Lynch Mortgage Lending, Inc.
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                Countrywide Commercial Real Estate Finance, Inc.
                ------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                          KeyBank National Association
                          ----------------------------
               (Exact name of sponsor as specified in its charter)

                          IXIS Real Estate Capital Inc.
                          -----------------------------
               (Exact name of sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                               333-130408-06                 13-3416059
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(State or other jurisdiction of incorporation)     (Commission File No.) (IRS Employer Identification No.)

4 World Financial Center, 250 Vesey Street, New York, New York                          10080
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(Address of principal executive offices)                                              (Zip Code)

Registrant's Telephone Number, including area code (212) 449-1000
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.        Description
--------------     -----------
(99.1)             Pooling and Servicing Agreement, dated as of March 1, 2007, by and among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer and Wells Fargo Bank, N.A., as trustee, relating to the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage
                   Pass-Through Certificates Series 2007-C30

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date:  April 16, 2007

                                    By:   /s/ David M. Rodgers
                                       ---------------------------------------
                                       Name:  David M. Rodgers
                                       Title: Executive Vice President

                                  Exhibit Index

Item 601(a) of
Regulation S-K                                                                  Paper (P) or
Exhibit No.     Description                                                     Electronic (E)
--------------  -----------                                                     ------------
99.1            Pooling and Servicing Agreement, dated as of March 1, 2007,            E
                by and among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer and Wells Fargo Bank, N.A., as trustee, relating to the
                Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage
                Pass-Through Certificates Series 2007-C30
